General and administrative expenses	12 Months Ended
Dec. 31, 2022
Analysis of income and expense [abstract]
General and administrative expenses	General and administrative expenses
General and administrative expenses primarily represent employee benefit expenses, professional fees and administrative fees payable to SSH under our administrative services agreement (as described in Note 15).
Employee benefit expenses (excluding crew) consist of:

	For the year ended December 31,
In thousands of U.S. dollars	2022	2021	2020
Short term employee benefits	$46,678	$10,841	$18,099
Share based compensation (see Note 14)	20,397	22,931	28,506
	$67,075	$33,772	$46,605
There are no material post-employment benefits for our executive officers or directors. By law, our employees in Monaco are entitled to a one-time payment of up to two months salary upon retirement if they meet certain minimum service requirements.